Van Kampen Series Fund, Inc.
Van Kampen American Value Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 29,364,025 shares were voted in the affirmative and 276,578 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 29,364,369 shares were voted in the affirmative and 276,234 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 29,363,616 shares were voted in the affirmative and 276,987 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 29,361,100 shares were voted in the affirmative an 279,504 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 29,363,765 shares were voted in the affirmative and 276,839 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 29,359,852 shares were voted in the affirmative and 280,752 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 29,365,512 shares were voted in the affirmative and 275,092 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 29,363,069 shares were voted in the affirmative and 277,535 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 29,351,251 shares were voted in the affirmative and 289,353 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 29,358,710 shares were voted in the affirmative and 281,894 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 29,360,174 shares were voted in the affirmative and 280,430 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 29,364,822 shares were voted in the affirmative and 275,782 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 29,162,296 shares were voted in the affirmative and 126,248 shares were voted against the proposal and 352,059 shares abstained from voting.










Van Kampen Series Fund, Inc.
Van Kampen Global Equity Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 57,530,972 shares were voted in the affirmative and 415,686 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 57,543,818 shares were voted in the affirmative and 402,841 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 57,546,835 shares were voted in the affirmative and 399,824 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 57,575,042 shares were voted in the affirmative an 371,617 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio57,547,642 shares were voted in the affirmative and 399,017 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 57,612,065 shares were voted in the affirmative and 334,594 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 57,556,796 shares were voted in the affirmative and 389,863 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 57,592,160 shares were voted in the affirmative and 354,499 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 57,513,240 shares were voted in the affirmative and 433,419 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 57,617,426 shares were voted in the affirmative and 329,233 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 57,566,351 shares were voted in the affirmative and 380,307 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 57,550,244 shares were voted in the affirmative and 396,415 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 57,322,157 shares were voted in the affirmative and 123,774 shares were voted against the proposal and 500,728 shares abstained from voting.










Van Kampen Series Fund, Inc.
Van Kampen Asian Growth Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 9,696,423 shares were voted in the affirmative and 73,083 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 9,700,789 shares were voted in the affirmative and 68,717 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 9,696,555 shares were voted in the affirmative and 72,951 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 9,699,888 shares were voted in the affirmative and 69,618 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 9,695,883 shares were voted in the affirmative and 73,622 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 9,700,707 shares were voted in the affirmative and 68,799 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 9,701,033 shares were voted in the affirmative and 68,473 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 9,699,096 shares were voted in the affirmative and 70,409 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 9,686,581 shares were voted in the affirmative and 82,925 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 9,697,829 shares were voted in the affirmative and 71,676 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 9,694,695 shares were voted in the affirmative and 74,810 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 9,695,273 shares were voted in the affirmative and 74,233 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 9,695,334 shares were voted in the affirmative and 18,967 shares were voted against the proposal and 55,204 shares abstained from voting.









Van Kampen Series Fund, Inc.
Van Kampen Emerging Markets Fund


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 7,357,916 shares were voted in the affirmative and 30,417 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 7,356,916 shares were voted in the affirmative and 31,417 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 7,356,916 shares were voted in the affirmative and 31,417 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 7,357,488 shares were voted in the affirmative and 30,845 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 7,355,909 shares were voted in the affirmative and 32,424 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 7,356,916 shares were voted in the affirmative and 31,417 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 7,355,909 shares were voted in the affirmative and 32,424 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 7,356,676 shares were voted in the affirmative and 31,657 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 7,356,298 shares were voted in the affirmative and 32,035 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 7,356,744 shares were voted in the affirmative and 31,589 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 7,354,715 shares were voted in the affirmative and 33,618 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 7,356,916 shares were voted in the affirmative and 31,417 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 7,350,190 shares were voted in the affirmative and 12,611 shares were voted against the proposal and 25,532 shares abstained from voting.








Van Kampen Series Fund, Inc.
Van Kampen Equity Growth Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 3,598,779 shares were voted in the affirmative and 15,722 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 2,598,276 shares were voted in the affirmative and 16,226 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 2,598,429 shares were voted in the affirmative and 16,072 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 2,598,781 shares were voted in the affirmative and 15,720 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 2,598,781 shares were voted in the affirmative and 15,720 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 2,598,781 shares were voted in the affirmative and 15,720 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 2,598,781 shares were voted in the affirmative and 15,720 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 2,596,679 shares were voted in the affirmative and 17,822 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 2,598,429 shares were voted in the affirmative and 16,072 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 2,598,732 shares were voted in the affirmative and 15,770 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio2,598,021 shares were voted in the affirmative and 16,480 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 2,598,781 shares were voted in the affirmative and 15,720 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 2,594,648 shares were voted in the affirmative and 7,826 shares were voted against the proposal and 12,027 shares abstained from voting.









Van Kampen Series Fund, Inc.
Van Kampen European Equity Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 612,971 shares were voted in the affirmative and 1,434 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 614,056 shares were voted in the affirmative and no shares were voted against the proposal and 349 shares abstained from voting.










Van Kampen Series Fund, Inc.
Van Kampen Focus Equity Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 10,452,339 shares were voted in the affirmative and 49,081 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 10,451,838 shares were voted in the affirmative and 49,582 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 10,451,617 shares were voted in the affirmative and 49,804 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 10,452,490 shares were voted in the affirmative and 48,931 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 10,453,787 shares were voted in the affirmative and 47,634 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 10,452,122 shares were voted in the affirmative and 49,298 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 10,453,067 shares were voted in the affirmative and 48,354 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 10,451,718 shares were voted in the affirmative and 49,703 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 10,448,403 shares were voted in the affirmative and 53,018 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 10,452,243 shares were voted in the affirmative and 49,177 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 10,450,887 shares were voted in the affirmative and 50,534 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 10,452,523 shares were voted in the affirmative and 48,897 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 10,415,463 shares were voted in the affirmative and 25,838 shares were voted against the proposal and 60,120 shares abstained from voting.










Van Kampen Series Fund, Inc.
Van Kampen Global Equity Allocation Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 18,478,727 shares were voted in the affirmative and 212,614 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio18,475,810 shares were voted in the affirmative and 215,531 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 18,481,724 shares were voted in the affirmative and 209,617 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 18,484,688 shares were voted in the affirmative and 206,653 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 18,475,639 shares were voted in the affirmative and 215,702 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 18,479,378 shares were voted in the affirmative and 211,963 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 18,475,487 shares were voted in the affirmative and 215,854 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 18,478,392 shares were voted in the affirmative and 212,948 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 18,470,979 shares were voted in the affirmative and 220,362 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 18,480,021 shares were voted in the affirmative and 211,319 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 18,465,385 shares were voted in the affirmative and 225,956 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 18,478,684 shares were voted in the affirmative and 212,656 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 18,369,368 shares were voted in the affirmative and 67,639 shares were voted against the proposal and 254,334 shares abstained from voting.









Van Kampen Series Fund, Inc.
Global Franchise Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 170,091 shares were voted in the affirmative and no shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 166,858 shares were voted in the affirmative and 2,280 shares were voted against the proposal and 953 shares abstained from voting.









Van Kampen Series Fund, Inc.
Global Fixed Income Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 460,151 shares were voted in the affirmative and no shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio458,438 shares were voted in the affirmative and 68 shares were voted against the proposal and 1,644 shares abstained from voting.





Van Kampen Series Fund, Inc.
Van Kampen High Yield and Total Return Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 1,886,464 shares were voted in the affirmative and 14,493 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 1,882,461 shares were voted in the affirmative and 18,496 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 1,887,121 shares were voted in the affirmative and 13,836 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 1,887,121 shares were voted in the affirmative and 13,836 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 1,882,432 shares were voted in the affirmative and 18,524 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 1,887,121 shares were voted in the affirmative and 13,836 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 1,882,466 shares were voted in the affirmative and 18,491 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 1,887,121 shares were voted in the affirmative and 13,836 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 1,881,809 shares were voted in the affirmative and 19,148 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 1,887,121 shares were voted in the affirmative and 13,836 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 1,887,116 shares were voted in the affirmative and 13,841 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 1,887,116 shares were voted in the affirmative and 13,841 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 1,882,873 shares were voted in the affirmative and 232 shares were voted against the proposal and 17,851 shares abstained from voting.











Van Kampen Series Fund, Inc.
Van Kampen International Magnum Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 4,855,533 shares were voted in the affirmative and 17,660 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 4,854,965 shares were voted in the affirmative and 18,228 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 4,854,810 shares were voted in the affirmative and 18,383 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 4,854,965 shares were voted in the affirmative and 18,228 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 4,854,269 shares were voted in the affirmative and 18,924 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 4,855,533 shares were voted in the affirmative and 17,660 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 4,855,533 shares were voted in the affirmative and 17,660 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 4,866,533 shares were voted in the affirmative and 17,660 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 4,853,655 shares were voted in the affirmative and 19,538 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 4,855,533 shares were voted in the affirmative and 17,660 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 4,854,810 shares were voted in the affirmative and 18,383 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 4,855,533 shares were voted in the affirmative and 17,660 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 4,834,758 shares were voted in the affirmative and 8,053 shares were voted against the proposal and 30,381 shares abstained from voting.










Van Kampen Series Fund, Inc.
Van Kampen Latin American Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 2,820,708 shares were voted in the affirmative and 35,403 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 2,820,667 shares were voted in the affirmative and 35,445 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 2,821,562 shares were voted in the affirmative and 34,549 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio 2,821,366 shares were voted in the affirmative and 34,745 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 2,821,521 shares were voted in the affirmative and 34,591 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 2,821,396 shares were voted in the affirmative and 34,715 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 2,820,894 shares were voted in the affirmative and 35,217 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 2,821,533 shares were voted in the affirmative and 34,579 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 2,821,278 shares were voted in the affirmative and 34,834 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 2,820,062 shares were voted in the affirmative and 36,050 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 2,821,811 shares were voted in the affirmative and 24,300 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 2,821,645 shares were voted in the affirmative and 34,467 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 2,825,233 shares were voted in the affirmative and 12,067 shares were voted against the proposal and 18,811 shares abstained from voting.




Van Kampen Series Fund, Inc.
Van Kampen Value Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 14,157,042 shares were voted in the affirmative and 136,356 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 14,155,562 shares were voted in the affirmative and 137,836 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 14,155,863 shares were voted in the affirmative and 137,535 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio 14,157,042 shares were voted in the affirmative and 136,356 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 14,155,381 shares were voted in the affirmative and 138,017 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 14,157,042 shares were voted in the affirmative and 136,356 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 14,156,977 shares were voted in the affirmative and 136,421 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 14,157,042 shares were voted in the affirmative and 136,356 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 14,157,042 shares were voted in the affirmative and 136,356 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 14,157,042 shares were voted in the affirmative and 136,356 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 14,154,855 shares were voted in the affirmative and 138,543 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 14,157,042 shares were voted in the affirmative and 136,356 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 14,194,436 shares were voted in the affirmative and 34,072 shares were voted against the proposal and 64,889 shares abstained from voting.










Van Kampen Series Fund, Inc.
Van Kampen Worldwide High Income Fund


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 12,482,475 shares were voted in the affirmative and 74,758 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 12,478,169 shares were voted in the affirmative and 79,063 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 12,480,106 shares were voted in the affirmative and 77,127 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio 12,482,777 shares were voted in the affirmative and 74,456 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 12,482,777 shares were voted in the affirmative and 74,456 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 12,482,475 shares were voted in the affirmative and 74,758 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 12,480,118 shares were voted in the affirmative and 77,115 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 12,480,118 shares were voted in the affirmative and 77,115 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 12,479,417 shares were voted in the affirmative and 77,816 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 12,481,848 shares were voted in the affirmative and 75,385 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 12,480,257 shares were voted in the affirmative and 76,976 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 12,482,777 shares were voted in the affirmative and 74,456 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 12,465,374 shares were voted in the affirmative and 33,607 shares were voted against the proposal and 58,251 shares abstained from voting.